UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07—SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 28, 2021, Investview’s shareholders, acting by majority written consent, approved a resolution authorizing the Company’s Board of Directors to amend the Company’s articles of incorporation to effect a reverse split of the Company’s issued and outstanding common stock of up to 20-to-1 at any time before April 28, 2022, if the Board of Directors deems it advisable to do so in connection with an effort to have the Corporation’s common stock listed on a national securities exchange (i.e., the NYSE or Nasdaq). The resolution was approved by shareholders holding an aggregate of 1,580,313,597 shares, which represented 52.9% of the Company’s 2,987,481,329 issued and outstanding shares as of that date.

ITEM 7.01—REGULATION FD DISCLOSURE

On April 29, 2021, Investview, Inc., issued a press release, a copy of which is attached as Exhibit 99.01.

This exhibit is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 99	Miscellaneous
99.01	Press Release dated April 29th, 2021	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: April 29, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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